UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 28, 2019

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2019, the Board of Directors (the “Board”) of eHealth, Inc. (the “Company”) appointed Beth A. Brooke as a Class II director. Ms. Brooke served as the global vice chair of public policy for EY (formerly Ernst & Young), a global professional services network, from 2007 to June 2019, and as EY’s Americas vice chair of public policy, sustainability and stakeholder engagement from 2001 to 2007. Ms. Brooke also held various roles in strategy, corporate development and tax practice management over the period from 1981 to 2001. During the Clinton administration, Ms. Brooke served in the U.S. Department of the Treasury and was responsible for tax policy matters related to insurance and managed care, including working on healthcare and superfund legislative reform efforts. She holds a B.S. degree in industrial management/computer science with highest distinction from Purdue University, where she played intercollegiate basketball, and is a certified public accountant. The Board has not yet determined the committee(s) of the Board, if any, to which Ms. Brooke will be named. No arrangement or understanding exists between Ms. Brooke and any other person pursuant to which she was selected as a director. Furthermore, there are no transactions between Ms. Brooke or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.

On August 28, 2019, in connection with her appointment to the Board as a non-employee director and pursuant to the Company’s 2014 Equity Incentive Plan, Ms. Brooke received an automatic grant of restricted stock units covering 1,460 shares of the Company’s common stock. The restricted stock units vest annually over four years from the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 29, 2019	/s/ Scott Giesler Scott Giesler SVP, General Counsel and Secretary